Note 12 - Right-of-use Assets, Net and Lease Liabilities - Evolution of Lease Liability (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2021	Dec. 31, 2020
Presentation of leases for lessee [abstract]
Opening net book amount		$ 257,343	$ 230,167
Increase due to business combinations		0	26,046
Translation differences		(11,350)	7,656
Additions		22,261	58,536
Cancellations	[1]	(103,329)	(17,529)
Repayments	[2]	(50,998)	(51,666)
Interest accrued		3,358	4,133
Ending net book amount		$ 117,285	$ 257,343

[1]	Includes $95.8 million related to NKKTubes lease agreement re-measurement due to joint venture termination.
[2]	Includes repayments of $48.5 million in capital and $2.5 million of interest.